Exhibit 32


                                 CERTIFICATIONS

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-K/A for the year ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Groteke, President, Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 7, 2003

                                            /s/ Walter M. Groteke
                                            --------------------------------
                                            Walter M. Groteke
                                            Chairman of the Board, President
                                              and Chief Executive Officer

            Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of NetWolves Corporation (the "Company") on Form 10-K/A for the year ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 7, 2003
                                         /s/ Peter C. Castle
                                        ------------------------------
                                         Peter C. Castle
                                         Secretary and Treasurer
                                            Chief Financial Officer and
                                              Chief Accounting Officer